GS AGRIFUELS PLEDGE AGREEMENT


     PLEDGE AGREEMENT (this "Agreement"), dated as of October 25, 2006, by and between THE STILLWATER ASSET-BACKED FUND LP, a Delaware limited partnership ("Lender"), and GS AGRIFUELS CORPORATION, a Delaware corporation ("Pledgor").

     WHEREAS, NextGen Acquisition Inc., a Delaware corporation (the "Borrower"), and Lender have entered into a credit agreement dated as of the date hereof (as amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement");

     WHEREAS, pursuant to the Credit Agreement, the Lender has agreed to extend the Term Loan (as defined in the Credit Agreement) to the Borrower, pursuant to, and subject to the terms and conditions of, the Credit Agreement;

     WHEREAS, the Pledgor has guaranteed the obligations of the Borrower under the Credit Agreement pursuant to a guaranty dated as of the date hereof (the "Guaranty"); and

     WHEREAS, by this Pledge Agreement, the Pledgor is providing the Lender with security for its obligations under the Guaranty.

     NOW, THEREFORE, the parties hereby agree as follows:

1. Definitions of Terms. All capitalized terms used herein, but not defined herein, shall have the meanings set forth in the Credit Agreement. As used herein, the following terms shall have the following meanings:

     (a)  "Collateral" shall have the meaning set forth in Section 2 hereof.

     (b) "Pledged Stock" shall mean all of the shares of common stock of the Borrower owned by the Pledgor.

     (c) "Proceeds" shall mean any consideration received from the exchange or other disposition of any of the Pledged Stock, and any other value received as a consequence of the possession of any Pledged Stock, which accrued prior to the occurrence of an Event of Default.

2.   Grant and Perfection of Security Interest.

     (a) As security for the payment of the Obligations, the Pledgor hereby pledges, creates and grants to the Lender, its successors and its assigns, a continuing security interest in, lien upon, and right of setoff against, and hereby assigns to the Lender, the Pledged Stock and Proceeds (the "Collateral").

     (b) The Pledgor irrevocably and unconditionally authorizes the Lender (or its agent) to file at any time and from time to time such financing statements with respect to the Collateral naming the Lender as the secured party and the Pledgor as debtor, as the Lender may require, and including any other information with respect to the Pledgor or otherwise required by Article 9 of the Uniform Commercial Code of such jurisdiction as the Lender may determine in good faith, together with any amendment and continuations with respect thereto, which authorization shall apply to all financing statements filed on, prior to or after the date hereof. The Lender hereby ratifies and approves all financing statements naming the Lender as secured party and the Pledgor, as debtor with respect to the Collateral (and any amendments with respect to such financing statements) filed by or on behalf of the Lender prior to the date hereof and ratifies and confirms the authorization of the Lender to file such financing statements (and amendments, if any). The Pledgor hereby authorizes the Lender to adopt on behalf of the Pledgor any symbol required for authenticating any electronic filing.

     (c) The certificates for such Pledged Stock, to the extent that such interests are represented by certificates, accompanied by stock powers or other appropriate instruments of assignment thereof duly endorsed in blank by the Pledgor, have been delivered to the Lender. If the Pledgor at any time receives additional or replacement certificates with respect to the Collateral, it shall immediately deliver such certificates to the Lender.

3.   Representations; Further Assurances.

     (a) Pledgor is the legal and beneficial owner of the Pledged Stock, free and clear of all liens, except such as are created pursuant to this Agreement. Pledgor has the legal right to pledge and grant a security interest in the same as herein provided without the consent of any other Person other than any such consent that has been obtained.

     (b) All of the Pledged Stock have been duly authorized and validly issued and is fully paid and non-assessable, and are subject to no options to purchase or similar rights of any Person. Pledgor is not and will not become a party to or otherwise be bound by any agreement, other than this Agreement which restricts in any manner the rights of any present or future holder of any of the Pledged Stock with respect thereto.

     (c) The Pledgor will not permit to be effected any amendment or modification of the charter, by-laws or other applicable organization documents of the Borrower which would (or would be reasonably likely to) materially adversely affect the rights or remedies of the Lender hereunder or the value of the Collateral.

     (d) The Pledgor agrees to take any other actions reasonably requested by the Lender to insure the attachment, perfection of, and the ability of the Lender to enforce, the security interest of the Lender in any and all of the Collateral, including, without limitation, (i) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the NYUCC or other applicable law, to the extent, if any, that the Pledgor's signature thereon is required therefor, and (ii) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Lender to enforce, the security interest of the Lender in such Collateral.

4. Taxes; Encumbrances. At its option, the Lender may discharge past due taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral, and may pay for the maintenance and preservation of the Collateral to the extent the Pledgor fails to do so, and; provided, however, that nothing in this Section 4 shall be interpreted as excusing the Pledgor from his performance of any covenants or other promises with respect to taxes, liens, security interests or other encumbrances and maintenances as set forth herein or in the Credit Agreement.

5. Priority. The Lender's security interest in the Collateral is and shall remain a first priority security interest.

6. Continuing Obligations of the Pledgor. The Pledgor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement, interest or obligation relating to the Collateral, all in accordance with the terms and conditions thereof.

7.   Right to Receive Distributions and Vote; Remedies Upon Default.

     (a) Pledgor shall be entitled to receive the distributions and profits allocable to the Pledged Stock and exercise the voting, consent, administration, management and other powers, rights and remedies relating to the Pledged Stock. Upon the occurrence of an Event of Default, all such powers and rights permitted Pledgor pursuant to the preceding sentence shall cease.

     (b) Upon the occurrence and during the continuance of an Event of Default, the Lender shall have the right, with or without legal process and with or without previous notice or demand for performance, to take possession of the Collateral and, generally, to exercise any and all rights afforded to a secured party under, and subject to its obligations contained in, the Uniform Commercial Code as in effect in any state or other applicable law.

8. Application of Proceeds. The proceeds of any Collateral shall be applied by the Lender as follows:

     FIRST, to the payment of the out-of-pocket costs and expenses of the Lender and the reasonable fees and expenses of its counsel, and all expenses incurred and advances made by the Lender in connection with the administration of this Agreement, the Credit Agreement or any other Financing Agreements;

     SECOND, to the payment of the Obligations; and

     THIRD, to the Pledgor, his successors and assigns, or as a court of competent jurisdiction may otherwise direct.

9. Security Interest Absolute. All rights of the Lender hereunder, including without limitation, the security interest granted hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Credit Agreement, any other agreement with respect to the Term Loan or any other agreement or instrument relating to any of the foregoing, (ii) any change in the time, manner or place of payment of, or in any other term of, the Term Loan, or any other amendment or waiver of or consent to any departure from the Credit Agreement, or any other agreement or instrument, (iii) any exchange, release or nonperfection of any other Collateral, or any release or amendment or waiver of or consent to or departure from any guarantee, for the Term Loan, or (iv) any other circumstance which might otherwise constitute a defense available to, or discharge of, the Pledgor, any of the Guarantors or any other obligor in respect of the Term Loan or in respect of this Agreement.

10. No Waiver. No failure on the part of the Lender to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Lender preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. The Lender shall not be deemed to have waived any rights hereunder or under any other agreement or instrument unless such waiver shall be in writing and signed by such parties.

11. Lender Appointed Attorney-in-Fact. The Pledgor hereby appoints the Lender the attorney-in-fact of the Pledgor solely for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Lender may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest.

12.  Submission to Jurisdiction.

     (a) Any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of New York (located in New York County) or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, the Pledgor hereby accepts for itself and in respect of his property, generally and unconditionally, the jurisdiction of the aforesaid courts.

     (b) The Pledgor hereby irrevocably waives, in connection with any such action or proceeding, any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which she may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

     (c) The Pledgor hereby irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to her, as the case may be, at her address set forth in the Credit Agreement.

     (d) Nothing herein shall affect the right of the Lender to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Pledgor in any other jurisdiction.

13.  Entire  Agreement;  Waiver of Jury Trial,  etc.

     (a) This Agreement and the Guaranty constitute the entire contract between the parties hereto relative to the subject matter hereof. Nothing in this Agreement or in the Guaranty, expressed or implied, is intended to confer upon any party, other than the parties hereto, any rights, remedies, obligations or liabilities under or by reason of this Agreement or the Guaranty.

     (b) THE PLEDGOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND THE OTHER FINANCING AGREEMENTS.

     (c) Except as prohibited by law, each party hereto hereby waives any right it may have to claim or recover in any litigation referred to in paragraph (b) of this Section 13 any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages.

     (d) Each party hereto (i) certifies that no representative, Lender or attorney of the Lender has represented, expressly or otherwise, that the Lender would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that it has been induced to enter into this Agreement or the other Financing Agreements, as applicable, by, among other things, the mutual waivers and certifications herein.

14. Binding Agreement; Assignments. This Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Pledgor shall not be permitted to assign this Agreement or any interest herein or in the Collateral, or any part thereof, or any cash or property held by the Lender as Collateral under this Agreement.

15. Applicable Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York (other than the conflicts of laws principles thereof) except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular collateral are governed by the laws of a jurisdiction other than the State of New York.

16. Notices. All communications and notices hereunder shall be in writing and given as provided in the Credit Agreement.

17. Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

18. Section Headings. Section headings used herein are for convenience only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

19. Counterparts; Facsimile Signatures. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract, and shall become effective when copies hereof which, when taken together, bear the signatures of each of the parties hereto shall be delivered to the Lender. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed signature page hereto.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Pledge Agreement as of the day and year first above written.


                                THE STILLWATER ASSET-BACKED FUND LP


                                By:      /s/
                                Name:
                                Title:


                                GS AGRIFUELS CORPORATION

                                By: /s/ Kevin Kreisler
                                    ------------------------------
                                Name:   Kevin Kreisler
                                Title:  Chairman and Chief Executive Officer